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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   Form 8-K/A
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 11, 1998

                            AT&T CAPITAL CORPORATION

   A Delaware                 Commission File             I.R.S. Employer
   Corporation                  No. 1-11237               No. 22-3211453

               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000






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                                                    Form 8-K/A February 11, 1998

Item 7 (c) of Current Report on Form 8-K of AT&T Capital Corporation dated November 19, 1997 is hereby amended to read in full as follows (and, in connection therewith, to add Exhibit 23 entitled "Consent of Independent Auditors" filed herewith):

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          23. Consent of Independent Auditors.

          99. Press Release issued by Newcourt and the Company dated November 17, 1997.*

          A) Stock Purchase Agreement dated as of November 17, 1997, among the Company, Newcourt, Hercules Holdings (Cayman) Limited and other selling stockholders of the Company.*


          B) (1)Newcourt's Preliminary Prospectus dated November 17, 1997.*

             (2)Newcourt's Reports on Form 6-K setting forth its consolidated financial statements as of, and for the respective three, six and nine month periods ended, March 31, 1997, June 30, 1997, and September 30, 1997.*










          * Previously filed as an Exhibit to Current Report on Form 8-K of AT&T Capital Corporation dated November 19, 1997 amended hereby.



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                                                    Form 8-K/A February 11, 1998

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AT&T CAPITAL CORPORATION

                                           Glenn A. Votek
                                       -----------------------------------
                                       By: Glenn A. Votek
                                           Vice President and
                                           Treasurer

February 12, 1998



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                                                    Form 8-K/A February 11, 1998

                                  EXHIBIT INDEX

        Exhibit

               23. Consent of Independent Auditors.

               99. Press Release issued by Newcourt and the Company dated
                   November 17, 1997.*

               A) Stock Purchase Agreement dated as of November 17, 1997, among the Company, Newcourt, Hercules Holdings (Cayman) Limited and other selling stockholders of the Company.*

               B)  (1)Newcourt's Preliminary Prospectus dated November 17,
                   1997.*

                   (2)Newcourt's Reports on Form 6-K setting forth its consolidated financial statements as of, and for the respective three, six and nine month periods ended, March 31, 1997, June 30, 1997, and September 30, 1997.*













          * Previously filed as an Exhibit to Current Report on Form 8-K of AT&T Capital Corporation dated November 19, 1997 amended hereby.





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